SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 15, 2010

(Date of earliest event report)
WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation or		Number)
organization)
Federal Way, Washington 98063-9777

(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code:
(253) 924-2345
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549
ITEM 7.01 REGULATION FD DISCLOSURE
     James N. Sullivan has announced that he will retire from his position as a Weyerhaeuser Company director effective as of April 15, 2010.
ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
     On April 15, 2010, the Board of Directors approved an amendment to the Weyerhaeuser Company’s Articles of Incorporation to declassify the Board and to remove supermajority voting provisions. The Articles of Incorporation, marked to show the changes made by the amendment, are attached as an exhibit.
ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Matters voted upon and votes cast at the annual meeting of shareholders of Weyerhaeuser Company held on Thursday, April 15, 2010, were:
The reelection of Richard Sinkfield, D. Michael Steuert, and Kim Williams to the board of directors.

				Broker Non-
	For	Against	Abstain	Votes
Sinkfield	142,314,484	29,057,681	498,943	18,248,722
Steuert	163,498,667	7,904,175	468,266	18,248,722
Williams	163,856,206	7,550,007	464,895	18,248,722

				Broker
	For	Against	Abstain	Non-Votes
Proposal to declassify the Board and eliminate supermajority voting	186,441,260	2,863,311	515,257	300,002
Proposal to issue greater than 20% of the Company’s outstanding common shares	168,626,012	2,952,717	342,378	18,198,723
Proposal to increase the number of authorized common shares	163,971,242	7,537,162	362,703	18,248,723
Proposal to include ownership restrictions in the Company’s Articles	187,060,921	2,404,273	654,636	0
Proposal to allow shareholders to call special meetings	94,206,829	76,842,571	821,307	18,249,123
Proposal on forest certification	32,461,781	108,079,181	31,330,146	18,248,722
Proposal relating to the approval on an advisory basis the appointment of the independent auditors	184,580,638	4,922,439	616,753	0

ITEM 5.05 AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS
     On April 15, 2010 the Weyerhaeuser Company board of directors approved amendments to the company’s code of ethics. The following is a summary description of the amendments:
General Changes
•	Arranged code topics alphabetically for ease of use.

•	New introductory letter from Dan Fulton.

•	Added EthicsOnline (web reporting system) contact information throughout the code.

•	Added direct links to key policies referenced in the code in the intranet version.
Ethics and Business Conduct
•	More questions added for employees to consider when resolving ethics concerns.

•	Added more information on how to submit questions or comments to the Audit Committee.

•	Additions to the Business Ethics Core Policy include:
•	completion of New Employee Ethics Orientation

•	specific application of the code to officers and directors

•	expectation that all employees will read and understand the code

•	expectation that employees will report wrongdoing

•	compliance with applicable laws and regulations.
Antitrust and Competition Laws
•	Added cautions regarding communications with competitors on supply and demand conditions, and benchmarking with competitors
Company Assets
•	Improved examples of misuse of electronic media.

•	Clarified guidance on use of the company name and endorsements.

•	Described Weyerhaeuser’s policy of communicating with the media only through company spokespersons.

•	Added guidance regarding legal proceedings and records preservation, including managing information throughout its entire lifecycle.
Conflict of Interest
•	Included a discussion about avoiding a potential conflict of interest and provided examples.

•	Strengthened the preferential treatment section.
Employment Expectations

•	Strengthened guidance regarding employees in dating relationships, including those who can influence employment decisions about each other.
Gifts and Entertainment
•	Combined the two sections, but retained distinct

sub-sections with detailed guidance for each.

•	Added examples.

•	Added guidance and examples on gifts that are acceptable and those that are not acceptable.

•	Strengthened guidelines on gifts and entertainment in international business to include ensuring compliance with the FCPA policy and local anti-bribery laws.

•	Added and reorganized guidance on entertainment including offering entertainment.

•	Included reminder that some businesses may have more restrictive gifts and entertainment policies that employees must understand and follow.
Government Affairs
•	Expanded the explanation of Weyerhaeuser’s participation and involvement in the political process.
Government Investigations, Inspections and Requests
•	New section on responding to requests for information by government authorities and agencies.
Human Rights
•	New section describing Weyerhaeuser’s human rights policy.
Inside Information and Insider Trading Laws
•	Added details on potential trading restrictions on spouses and others who live in an employee’s residence.
Intellectual Property
•	Revised and added more examples of intellectual property.

•	Added guidance on consulting the Law Department before initiating any competitive intelligence efforts.
International Business Conduct
•	Added more guidance in the anti-bribery sub-section around government officials, agents and consultants, facilitating payments, promotional activities and company records.

•	Added sub-sections with guidance on international trade, anti-money laundering, data privacy and human rights.
Suppliers, Contractors and Customers
•	Added language on Weyerhaeuser’s Supplier Code of Ethics.

•	New sub-section added on sales and marketing promotions and included a link to sales promotions guidance on the intranet.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
3.1 The Company’s Amended and Restated Articles of Incorporation, marked to show changes to declassify the board and delete supermajority voting provisions.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY
By	/s/ Jeanne Hillman
	Its:	Vice President and
Chief Accounting Officer

Date: April 20, 2010